SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

      Due to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):     November 20, 2003

                         Commission File No. 0-20380
                                             -------

                         FIRST FEDERAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Ohio                  0-20380              31-1341110
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(State or other jurisdiction    (Commission         (I.R.S. Employer
 of incorporation)              File Number        Identification No.)

  505 Market Street, Zanesville, Ohio            43701
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(Address of principal executive office)        (Zip Code)

      Registrant's telephone number, including area code: (740) 588-2265


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Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      (c)   Exhibits:

            99.1 First Federal Bancorp, Inc. press release issued on November 20, 2003, announcing financial results for the quarter and year ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition.
            ----------------------------------------------

      On November 20, 2003 First Federal Bancorp, Inc. issued a press release announcing its quarter and fiscal year ended September 30, 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                       (Registrant)


Date:  November 20, 2003               By:  /s/ J. William Plummer
                                            -------------------------------
                                            J. William Plummer
                                            President


Date:  November 20, 2003               By:  /s/ Connie Ayres LaPlante
                                            -------------------------------
                                            Connie Ayres LaPlante
                                            Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

    99.1       Press Release dated November 20, 2003


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